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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 31, 1995 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-60781.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 22, 1995